UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 4, 2007
MOLECULAR INSIGHT PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	001-33284	04-3412465
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
160 Second Street, Cambridge, Massachusetts 02142
(Address of principal executive offices, including zip code)
(617) 492-5554
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
SIGNATURES

Item 7.01. Regulation FD Disclosure.
      The Company had a recent preliminary meeting with a representative from the FDA and discussed various technical issues related to the upcoming Phase 2 pivotal registration study for Zemiva, the Company’s molecular imaging pharmaceutical product candidate. The Company described the meeting’s tone as “positive.” The protocol design has been completed for the study and will be submitted to study sites for Institutional Review Board Approval, with a first patient to possibly be enrolled into the study thereafter.
     The information in this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise explicitly stated in such filing.
     The furnishing of this information is not intended to, and does not, constitute a determination by Molecular Insight that the information is material or that investors should consider this information before deciding to buy or sell Molecular Insight securities.
     Statements contained in this report that are not strictly historical in nature constitute “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of Molecular Insight to be materially different from historical results or from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost, and results of clinical trials and product development programs; difficulties or delays in obtaining regulatory approval for product candidates; and competition from other pharmaceutical or biotechnology companies. Additional risk factors can be found in the Company’s annual report on Form 10-K for the year ended December 31, 2006, filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement, and Molecular Insight undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 5th day of April, 2007.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.
By:	/s/ David S. Barlow
	Name:	David S. Barlow
	Title:	Chairman and Chief Executive Officer